united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/15

Item 1. Reports to Stockholders.

Annual Report
September 30, 2015

Investor Information: 1-855-525-2151

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of The Covered Bridge Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Fellow Shareholders:

For the twelve months ended September 30, 2015, the domestic equity markets were essentially flat with the S&P 500 posting a negative total return of -.61%. While at first glance this does not seem that dramatic, the performance of different securities and styles of management in the previous twelve months tells a much different story, with large capitalization growth stocks significantly outperforming large capitalization value stocks. This in turn, had a negative impact on the performance of The Covered Bridge Fund (the Fund) this fiscal year, resulting in a negative -6.80% total return for class I shares of the Fund.

The call overwriting did perform as expected and added to performance throughout the year, but we saw a negative contribution from our stock selection. Many of the large cap multinational companies that pay dividends underperformed domestic growth companies. It is important to remember that due to the covered calls in the Fund, (which provide option premium income to the Fund) the Fund should outperform in a flat or down market and will tend to underperform a stock only portfolio in a rising market. This however was not the case this year, as the premium received from the options was not enough to offset the price declines of the underlying securities.

Given the underlying strategy of the Fund, the vast majority of the securities we own are large capitalization multinational companies. Many of these companies have been impacted by the stronger US dollar and higher interest rates. We have had, and will continue to have, a higher exposure to these types of securities versus the S&P 500. We feel strongly that many of these stocks offer attractive dividend yields and valuations. Heading into 2016 we believe the rise in the US dollar is mostly behind us and many of these securities are extremely attractive. This should lead to improved performance going forward.

Since inception through September 30, 2015, on an annualized basis, the Fund’s Class I shares were up 2.57%, which compares to the S&P 500 which was up 8.66%. Over this period the Fund’s daily total return was less volatile at 77 percent of the S&P 500.

The stated objective of the Fund is to seek current income and realized gains from writing options with capital appreciation as a secondary objective. The Fund passes on the dividend income received from the underlying common stocks less Fund expenses on a quarterly basis and distributes option premium income and realized capital gains on an annual basis. While the Fund did have a negative total return, we will still be distributing income earned from option premiums and any capital gains this year back to shareholders in our annual capital gains distribution in December of 2015.

The largest contributor to Fund performance was our position in Apple Inc (7.12%). The stock and accompanying options provided the largest portion of profit for the portfolio. The second largest positive holding over the period was a put option we had in place on the S&P 500 Index. The specific security was a put on the ETF ticker SPY (0.00%) expiring in October. We purchased the put option prior to the market correction in August and sold the option in several blocks capturing an impressive return which helped cushion the blow of the overall market selloff.

The Fund also benefited from owning Kraft Foods Group, Inc (0.00%). In March of 2015 a merger was announced leading to an immediate appreciation over the following days. Bristol-Myers Squibb Co. (1.27%) was another top performer in the portfolio, achieving a respectable return over the holding period. While biotechnology and pharmaceutical industries had a volatile recent quarter, their stock prices still retain impressive levels year-over-year.

The year proved to be a difficult time period for commodities across the board. The energy and materials sectors sold off due to soft global economic growth and surpluses generated by increased production both domestic and abroad. Freeport-McMoran Inc (.26%) and Transocean LTD (.56%) were large underperformers in the portfolio. Freeport was forced to decrease their guidance due to weakness in the copper, gold and oil markets. Transocean experienced a difficult year due mainly to the price of oil. The company operates offshore drilling units and as the profitability of offshore and deep water drilling diminished throughout the year, the stock price followed suit. Vale SA (.45%) also led the underperforming stocks in the Fund due to their involvement in the production of base materials such as iron ore and manganese. We believe weakness in the global economy is nearing an end, and will begin to follow the US economy in its growth phase. We believe the worst is behind us in the commodities market and view these companies as opportunities for long term investors.

Heading into 2016, we do expect the equity market to be more volatile and produce more modest returns. We continue to believe this would be a good environment for the Fund as an increase in volatility will potentially lead to higher option prices and, in turn, should produce a solid income stream generated from call premiums. At the market lows in 2015, we moved our call strike prices up, and as the market recovers, we will likely return to our strategy of keeping our option strike prices closer to the stock price (at the money calls). This will continue to focus our stock selection on above average dividend paying securities to meet our goal of producing income through dividends and option premiums.

Thank you for being a Covered Bridge Fund shareholder.

Regards,

John Schonberg & Michael Dashner

()	Parenthesis indicates the percent net asset Fund Security Holdings as of 9/30/2015.

*	Past performance is no guarantee of future results. Investment return and principal value will vary. Investors’ shares, when redeemed, may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on distributions or redemption of Fund shares. The Covered Bridge Fund made a ($1.10 A share, $1.13 I share) distribution of dividend income, option premiums, and capital gains during the period under review. The Fund’s prospectus contains more complete information, including fees, expenses and risks involved in investing in newly public companies and should be read carefully before investing. The S&P 500 is an unmanaged composite of 500 large capitalization companies. An investment cannot be made directly in an index.

Important Definitions: The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Volatility: A statistical measure of the dispersion of returns for a given security or market index. Volatility can either be measured by using the standard deviation or variance between returns from that same security or market index. Commonly, the higher the volatility, the riskier the security. Covered Call: An options strategy whereby an investor holds a long position in an asset and writes (sells) call options on that same asset in an attempt to generate increased income from the asset. This is often employed when an investor has a short-term neutral view on the asset and for this reason holds the asset long and simultaneously has a short position via the option to generate income from the option premium. Out of the money: A call option with a strike price that is higher than the market price of the underlying asset, or a put option with a strike price that is lower than the market price of the underlying asset. An out of the money option has no intrinsic value, but only possesses extrinsic or time value. As a result, the value of an out of the money option erodes quickly with time as it gets closer to expiry. If it is still out of the money at expiry, the option will expire worthless. Call Premium: The dollar amount over the par value of a callable fixed-income debt security that is given to holders when the security is called by the issuer. Dividend yield: A financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment for a stock. Strike price: The price at which a specific derivative contract can be exercised. Strike prices are mostly used to describe stock and index options, in which strike prices are fixed in the contract. For call options, the strike price is where the security can be bought (up to the expiration date), while for put options, the strike price is the price at which shares can be sold. Put Options: An option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a specified price within a specified time. This is the opposite of a call option, which gives the holder the right to buy shares. The risk of writing uncovered put options is substantial. The writer of an uncovered put option bears a risk of loss if the value of the underlying instrument declines below the exercise price. Such loss could be substantial if there is a significant decline in the value of the underlying instrument. 5695-NLD-11/09/2015

The Covered Bridge Fund
Portfolio Review (Unaudited)
September 30, 2015

Composition of the change in value of a $10,000 investment

The Fund’s performance figures* for the periods ended September 30, 2015, compared to its benchmark:

	One	Since
	Year	Inception*
The Covered Bridge Fund
Class A without load	(7.13)%	2.24%
Class A with load	(12.00)%	(0.46)%
Class I	(6.80)%	2.57%
S&P 500 Total Return Index **	(0.61)%	8.66%

*	The Fund’s inception date was October 1, 2013.

**	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until January 31, 2016, to ensure that the net annual fund operating expenses (excluding acquired fund fees and expenses) will not exceed 1.90% and 1.65%, respectively for Class A and Class I, subject to possible recoupment from the Fund in future years. The Fund’s total gross annual operating expenses, per its prospectus dated February 1, 2015, including underlying funds, are 2.70% for Class A and 2.45% for Class I. Class A shares are subject to a maximum sales charge imposed on purchases of 5.25%. Class A and Class I shares are subject to a redemption fee of 1.00% of the amount redeemed if held less than 90 days. The above performance figures do not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares. For performance information current to the most recent month-end, please call 1-855- 525-2151.

The Covered Bridge Fund

PORTFOLIO OF INVESTMENTS

September 30, 2015

Shares		Value

	COMMON STOCK - 98.6%
	AEROSPACE/DEFENSE - 1.9%
4,000	Boeing Co.	$523,800

	AGRICULTURE - 1.7%
6,000	Philip Morris International, Inc. ^	475,980

	BANKS - 10.0%
18,000	BB&T Corp. ^	640,800
15,000	JPMorgan Chase & Co. ^	914,550
16,000	US Bancorp ^	656,160
11,000	Wells Fargo & Co. ^	564,850
		2,776,360
	BEVERAGES - 2.0%
14,000	Coca-Cola Co.	561,680

	BIOTECHNOLOGY - 1.5%
3,000	Amgen, Inc.	414,960

	CHEMICALS - 2.6%
14,000	Du Pont (EI) De Nemours & Co. ^	674,800
3,000	Potash Corp. of Saskatchewan, Inc.	61,650
		736,450
	COMPUTERS - 10.5%
18,000	Apple, Inc. ^	1,985,400
4,000	International Business Machines Corp.	579,880
8,000	Seagate Technology PLC	358,400
		2,923,680
	COSMETICS/PERSONAL CARE - 2.6%
10,000	Procter & Gamble Co.	719,400

	ELECTRIC - 6.6%
6,000	Dominion Resources, Inc. ^	422,280
8,000	Duke Energy Corp. ^	575,520
9,000	Exelon Corp.	267,300
6,000	NextEra Energy, Inc. ^	585,300
		1,850,400
	ELECTRICAL COMPONENTS & EQUIPMENT - 1.6%
10,000	Emerson Electric Co. ^	441,700

	ELECTRONICS - 4.0%
30,000	Corning, Inc. ^	513,600
6,400	Honeywell International, Inc. ^	606,016
		1,119,616

See accompanying notes to financial statements.

The Covered Bridge Fund

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2015

Shares		Value

	FOOD - 2.6%
6,000	General Mills, Inc. ^	$336,780
10,000	Sysco Corp. ^	389,700
		726,480
	HEALTHCARE PRODUCTS - 1.1%
9,000	Baxter International, Inc.	295,650

	INSURANCE - 2.1%
10,100	Aflac, Inc. ^	587,113

	IRON/STEEL - 0.5%
30,000	Vale SA - ADR	126,000

	LEISURE TIME - 1.6%
8,000	Harley Davidson, Inc. ^	439,200

	MACHINERY-CONSTRUCTION & MINING - 0.9%
4,000	Caterpillar, Inc. ^	261,440

	MEDIA - 2.9%
5,100	CBS Corp. - Cl. B	203,490
6,000	Walt Disney Co. ^	613,200
		816,690
	MINING - 0.8%
5,000	BHP Billiton Ltd. - ADR	158,100
7,500	Freeport-McMoRan Copper & Gold, Inc.	72,675
		230,775
	MISCELLANEOUS MANUFACTURING - 2.7%
30,000	General Electric Co.	756,600

	OIL & GAS - 5.1%
12,000	BP PLC - ADR	366,720
9,100	Exxon Mobil Corp.	676,585
2,000	Occidental Petroleum Corp.	132,300
6,000	Ensco PLC	84,480
12,000	Transocean Ltd.	155,040
		1,415,125
	PHARMACEUTICALS - 11.7%
12,000	Abbott Laboratories ^	482,640
9,000	AbbVie, Inc. ^	489,690
6,000	Bristol-Myers Squibb Co.	355,200
1,500	Eli Lilly & Co.	125,535
9,000	Johnson & Johnson	840,150
10,000	Merck & Co., Inc.	493,900
15,000	Pfizer, Inc. ^	471,150
		3,258,265

See accompanying notes to financial statements.

The Covered Bridge Fund

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2015

Shares		Value

	REITS - 2.5%
3,400	Crown Castle International Corp.	$268,158
11,400	HCP, Inc. ^	424,650
		692,808
	RETAIL - 6.5%
4,000	Home Depot, Inc. ^	461,960
4,000	McDonald’s Corp.	394,120
15,000	Wal-Mart Stores, Inc. ^	972,600
		1,828,680
	SEMICONDUCTORS - 2.8%
12,000	Intel Corp. ^	361,680
8,000	QUALCOMM, Inc.	429,840
		791,520
	SOFTWARE - 3.2%
14,000	Microsoft Corp.	619,640
6,000	Paychex, Inc. ^	285,780
		905,420
	TELECOMMUNICATIONS - 5.8%
14,500	AT&T, Inc.	472,410
20,000	Cisco Systems, Inc. ^	525,000
14,000	Verizon Communications, Inc. ^	609,140
		1,606,550
	TOYS/GAMES/HOBBIES - 0.8%
10,000	Mattel, Inc. ^	210,600

	TOTAL COMMON STOCK	27,492,942
	(Cost - $32,049,498)

	SHORT-TERM INVESTMENT - 1.7%
	MONEY MARKET FUND - 1.7%
464,158	Morgan Stanley Institutional Liquidity Funds - Prime Portfolio, Institutional Shares 0.10% +	464,158
	TOTAL SHORT-TERM INVESTMENT
	(Cost - $464,158)

	TOTAL INVESTMENTS - 100.3% (Cost - $32,513,656) (a)	$27,957,100
	CALL OPTIONS WRITTEN (Premiums Received - $139,823) - (0.4)%	(112,750)
	OTHER ASSETS LESS LIABILITIES - 0.1%	34,951
	NET ASSETS - 100.0%	$27,879,301

See accompanying notes to financial statements.

The Covered Bridge Fund

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2015

Contracts **		Value

	CALL OPTIONS WRITTEN * - (0.4)%
60	Abbott Laboratories	$780
	Expiration October 2015, Exercise Price $43.00
30	AbbVie Inc.	60
	Expiration October 2015, Exercise Price $65.00
50	Aflac, Inc.	7,175
	Expiration October 2015, Exercise Price $57.50
80	Apple, Inc.	6,800
	Expiration October 2015, Exercise Price $115.00
60	BB&T Corp.	3,120
	Expiration October 2015, Exercise Price $36.00
20	Caterpillar, Inc.	120
	Expiration October 2015, Exercise Price $75.00
25	Cisco Systems, Inc.	2,950
	Expiration October 2015, Exercise Price $25.00
75	Cisco Systems, Inc.	4,200
	Expiration October 2015, Exercise Price $26.00
60	Corning, Inc.	3,180
	Expiration October 2015, Exercise Price $17.00
30	Dominion Resources, Inc.	3,300
	Expiration October 2015, Exercise Price $70.00
40	Duke Energy Corp.	8,440
	Expiration October 2015, Exercise Price $70.00
50	Du Pont (EI) De Nemours & Co.	7,350
	Expiration October 2015, Exercise Price $47.50
20	Du Pont (EI) De Nemours & Co.	2,340
	Expiration October 2015, Exercise Price $48.00
50	Emerson Electric Co.	3,500
	Expiration October 2015, Exercise Price $45.00
30	General Mills, Inc.	930
	Expiration October 2015, Exercise Price $57.50
40	Harley Davidson, Inc.	4,560
	Expiration October 2015, Exercise Price $55.00
57	HCP, Inc.	3,420
	Expiration October 2015, Exercise Price $37.50
10	Home Depot, Inc.	2,600
	Expiration October 2015, Exercise Price $115.00
10	Home Depot, Inc.	1,570
	Expiration October 2015, Exercise Price $116.00
32	Honeywell International, Inc.	6,560
	Expiration October 2015, Exercise Price $95.00
60	Intel Corp.	10,200
	Expiration October 2015, Exercise Price $29.00

See accompanying notes to financial statements.

The Covered Bridge Fund

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2015

Contracts **		Value

	CALL OPTIONS WRITTEN * (Continued) - (0.4)%
50	JPMorgan Chase & Co.	$7,700
	Expiration October 2015, Exercise Price $60.50
100	Mattel, Inc.	1,000
	Expiration October 2015, Exercise Price $24.00
30	NextEra Energy, Inc.	1,500
	Expiration October 2015, Exercise Price $100.00
30	Paychex, Inc.	1,770
	Expiration October 2015, Exercise Price $48.00
50	Pfizer, Inc.	900
	Expiration October 2015, Exercise Price $33.00
30	Philip Morris International, Inc.	1,140
	Expiration October 2015, Exercise Price $82.50
50	Sysco Corp.	1,000
	Expiration October 2015, Exercise Price $40.00
60	US Bancorp	2,340
	Expiration October 2015, Exercise Price $42.00
70	Verizon Communications, Inc.	490
	Expiration October 2015, Exercise Price $45.00
40	Wal-Mart Stores, Inc.	6,160
	Expiration October 2015, Exercise Price $64.00
30	Walt Disney Co.	2,460
	Expiration October 2015, Exercise Price $105.00
55	Wells Fargo & Co.	3,135
	Expiration October 2015, Exercise Price $52.50
	TOTAL CALL OPTIONS WRITTEN	$112,750
	(Premiums Recieved - $139,823)

ADR - American Depositary Receipt

REITS - Real Estate Investment Trusts

+	Variable rate security - interest rate is as of September 30, 2015.

^	Each security is subject to written call options.

**	Each call option contract allows the holder of the option to purchase 100 shares of the underlying stock.

*	Non-income producing security.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including options written, is $32,507,481 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$54,553
Unrealized depreciation	(4,717,684)
Net unrealized depreciation	$(4,663,131)

See accompanying notes to financial statements.

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

Portfolio Composition as of September 30, 2015

Breakdown by Sector (Unaudited)
Percent of Net
Assets
Common Stock	98.6%
Consumer, Non-cyclical	23.2%
Technology	16.6%
Financial	14.5%
Industrial	11.1%
Consumer, Cyclical	8.9%
Communications	8.7%
Utilities	6.6%
Energy	5.1%
Basic Materials	3.9%
Short-term Investments	1.7%
Call Options Written	(0.4)%
Other Assets Less Liabilities	0.1%
Net Assets	100.0%

Breakdown by Country (Unaudited)
Percent of Net
Assets
Common Stock	98.6%
United States	95.1%
Britain	1.6%
Australia	0.6%
Switzerland	0.6%
Brazil	0.5%
Canada	0.2%
Short-term Investments	1.7%
Call Options Written	(0.4)%
Other Assets Less Liabilities	0.1%
Net Assets	100.0%

See accompanying notes to financial statements.

The Covered Bridge Fund

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2015

Assets:
Investments in Securities at Value (Identified cost $32,513,656)	$27,957,100
Deposits with Broker	56,700
Dividend and Interest Receivable	38,343
Prepaid Expenses and Other Assets	8,458
Total Assets	28,060,601

Liabilities:
Options Written (premiums received $139,823)	112,750
Redemptions Payable	15,091
Accrued Advisory Fees	18,792
Distribution (12b-1) Fees Payable	757
Accrued Expenses and Other Liabilities	33,910
Total Liabilities	181,300

Net Assets	$27,879,301

Class A Shares
Net Assets (Unlimited shares of no par value beneficial interest authorized; 389,523 shares of beneficial interest outstanding)	$3,646,869
Net Asset Value and Redemption Price Per Share (a)
($3,646,869/389,523 shares of beneficial interest outstanding)	$9.36
Offering Price Per Share
($9.36/0.9475)	$9.88

Class I Shares:
Net Assets (Unlimited shares of no par value interest authorized; 2,584,505 shares of beneficial interest outstanding)	$24,232,432
Net Asset Value, Offering and Redemption Price Per Share (a)
($24,232,432/2,584,505 shares of beneficial interest outstanding)	$9.38

Composition of Net Assets:
At September 30, 2015, Net Assets consisted of:
Paid-in-Capital	$31,397,357
Undistributed net investment income	181
Accumulated net realized gain from securities transactions, options purchased, and options written	1,011,246
Net unrealized appreciation (depreciation) of:
Securities	(4,556,556)
Written Options	27,073
Net Assets	$27,879,301

(a)	The Fund charges a fee of 1% on redemptions of shares held for less then 90 days.

See accompanying notes to financial statements.

The Covered Bridge Fund

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2015

Investment Income:
Dividend Income (Less $6,570 Foreign Taxes)	$819,879
Interest Income	791
Total Investment Income	820,670

Expenses:
Investment Advisory Fees	350,689
Administration Fees	45,246
Transfer Agent Fees	45,126
Fund Accounting Fees	33,009
Custody Fees	23,689
Registration & Filing Fees	17,499
Audit Fees	14,836
Chief Compliance Officer Fees	13,569
Trustees’ Fees	13,164
Distribution (12b-1) fees - Class A	9,827
Legal Fees	9,767
Printing Expense	8,802
Insurance Expense	665
Miscellaneous Expenses	6,715
Total Expenses	592,603
Less: Fee Waived by Adviser	(119,761)
Net Expenses	472,842
Net Investment Income	347,828

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments and purchased options	(273,237)
Options written	1,475,178
Total net realized gain on investments	1,201,941

Net Change in Unrealized Depreciation on:
Investments	(3,607,034)
Options written	(28,618)
Total net change in unrealized depreciation	(3,635,652)

Net Realized and Unrealized Loss on Investments	(2,433,711)

Net Decrease in Net Assets Resulting From Operations	$(2,085,883)

See accompanying notes to financial statements.

The Covered Bridge Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	September 30, 2015	September 30, 2014*
Operations:
Net Investment income	$347,828	$172,209
Net realized gain from investments, options purchased, and options written	1,201,941	2,127,386
Net change in unrealized depreciation of investments and options written	(3,635,652)	(893,831)
Net Increase (Decrease) in Net Assets Resulting From Operations	(2,085,883)	1,405,764

Distributions to Shareholders From:
From net investment income:
Class A ($0.10 and $0.06, respectively)	(40,396)	(19,220)
Class I ($0.13 and $0.09, respectively)	(308,545)	(155,126)
From net realized gains:
Class A ($1.00 and $0.00, respectively)	(362,485)	—
Class I ($1.00 and $0.00, respectively)	(1,952,424)	—
Net decrease in net assets from distributions to shareholders	(2,663,850)	(174,346)

Capital Share Transactions:
Class A
Proceeds from Shares Issued (71,653 and 334,035 shares, respectively)	753,244	3,535,985
Distributions Reinvested (39,824 and 1,727 shares, respectively)	402,093	19,221
Redemption fee proceeds	66	7
Cost of Shares Redeemed (56,685 and 1,031 shares, respectively)	(569,532)	(11,259)
Total Class A	585,871	3,543,954

Class I
Proceeds from Shares Issued (536,962 and 1,974,206 shares, respectively)	5,491,584	21,082,920
Distributions Reinvested (220,629 and 8,388 shares, respectively)	2,229,535	93,346
Redemption fee proceeds	381	44
Cost of Shares Redeemed (145,562 and 10,118 shares, respectively)	(1,517,485)	(112,534)
Total Class I	6,204,015	21,063,776

Total Capital Share Transactions	6,789,886	24,607,730

Total Increase in Net Assets	2,040,153	25,839,148

Net Assets:
Beginning of Year	25,839,148	—
End of Year +	$27,879,301	$25,839,148

+ Includes undistributed net investment income of:	$181	$—

*	The Fund commenced operations October 1, 2013.

See accompanying notes to financial statements.

The Covered Bridge Fund - Class A
FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest throughout each year presented.

	For the Year	For the Year
	Ended	Ended
	September 30, 2015	September 30, 2014 (1)

Net Asset Value, Beginning of Year	$11.19	$10.00
Increase (Decrease) From Operations:
Net investment income (2)	0.11	0.08
Net gain (loss) from investments (both realized and unrealized)	(0.84)	1.17
Total from operations	(0.73)	1.25

Less Distributions:
From net investment income	(0.10)	(0.06)
From net realized gains	(1.00)	—
Total Distributions	(1.10)	(0.06)

Paid in capital from redemption fees (2)(4)	0.00	0.00

Net Asset Value, End of Year	$9.36	$11.19

Total Return (3)	(7.13)%	12.55%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$3,647	$3,745

Ratio of gross expenses to average net assets (5)	2.33%	2.69%
Ratio of net expenses to average net assets	1.90%	1.90%
Ratio of net investment income to average net assets	1.03%	0.76%
Portfolio turnover rate	208%	266%

(1)	Class A commenced operations October 1, 2013.

(2)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of sales loads and redemptions fees. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.

(4)	Amount is less than $.01 per share.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

The Covered Bridge Fund - Class I
FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest throughout each year presented.

	For the Year	For the Year
	Ended	Ended
	September 30, 2015	September 30, 2014 (1)

Net Asset Value, Beginning of Year	$11.20	$10.00
Increase (Decrease) From Operations:
Net investment income (2)	0.13	0.11
Net gain (loss) from investments (both realized and unrealized)	(0.82)	1.18
Total from operations	(0.69)	1.29

Less Distributions:
From net investment income	(0.13)	(0.09)
From net realized gains	(1.00)	—
Total Distributions	(1.13)	(0.09)

Paid in capital from redemption fees (2)(4)	0.00	0.00

Net Asset Value, End of Year	$9.38	$11.20

Total Return (3)	(6.80)%	12.88%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$24,232	$22,094

Ratio of gross expenses to average net assets (5)	2.08%	2.44%
Ratio of net expenses to average net assets	1.65%	1.65%
Ratio of net investment income to average net assets	1.28%	1.04%
Portfolio turnover rate	208%	266%

(1)	Class I commenced operations October 1, 2013.

(2)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of redemptions fees. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.

(4)	Amount is less than $.01 per share.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2015

1.	ORGANIZATION

The Covered Bridge Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is to seek current income and realized gains from writing options with capital appreciation as a secondary objective. The Fund commenced operations on October 1, 2013.

The Fund currently offers Class A and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.25%. Class I shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – The Fund’s securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. In the absence of a sale on the primary exchange, a security shall be valued at the mean between the current bid and ask prices on the day of valuation. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). Exchange traded options are valued at the last sale price or in the absence of a sale, at the mean between the current bid and ask prices. Short-term investments that mature in 60 days or less may be valued at amortized cost.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

The following tables summarize the inputs used as of September 30, 2015 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$27,492,942	$—	$—	$27,492,942
Short-Term Investment	464,158	—	—	464,158
Total	$27,957,100	$—	$—	$27,957,100
Liabilities
Call Options Written	$103,235	$9,515	$—	$112,750
Total	$103,235	$9,515	$—	$112,750

The Fund did not hold any Level 3 securities during the year ended September 30, 2015.

There were no transfers into or out of Level 1, Level 2, or Level 3 during the year ended September 30, 2015.

It is the Fund’s policy to record transfers into or out of any Level at the end of the reporting period.

*	Please refer to the Portfolio of Investments for Industry Classification.

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The notional value of the derivative instruments outstanding as of September 30, 2015 as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

The number of call option contracts written and the premiums received by the Fund during the year ended September 30, 2015, were as follows:

	Contracts	Premium
Outstanding at Beginning of Year	2,701	$179,648
Options Written	28,694	2,676,540
Options Closed	(8,797)	(819,896)
Options Exercised	(10,515)	(1,008,008)
Options Expired	(10,599)	(888,461)
Outstanding at End of Year	1,484	$139,823

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

Offsetting of Financial Assets and Derivative Assets – The following table presents the Fund’s liability derivatives available for offset under a master netting arrangement net of collateral pledged as of September 30, 2015.

				Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
			Net Amounts of
		Gross Amounts Offset	Liabilities Presented in the
	Gross Amounts of	in the Statement of	Statement of Assets &	Financial	Cash Collateral
Description	Recognized Liabilities	Assets & Liabilities	Liabilities	Instruments (1)	Pledged	Net Amount
Call Options Written	$112,750	$—	$112,750	$56,050	$56,700	$—
Total	$112,750	$—	$112,750	$56,050	$56,700	$—

(1)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations – The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2015:

Derivative Investment Type	Risk	Location on the Statement of Assets and Liabilities	Amount
Options Written	Equity	Options Written, at value	$112,750

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2015:

Derivative Investment Type	Risk	Location of Gain/Loss on Derivative	Amount
Options Purchased	Equity	Net realized gain (loss) from investments	$151,345
Options Written	Equity	Net realized gain (loss) from options written	1,475,178
Options Written	Equity	Net change in unrealized appreciation (depreciation) on option contracts written	(28,618)

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions related to the open tax year (2014) or expected to be taken in the Fund’s 2015 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Dividends from net investment income if any, are declared and paid quarterly, and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g. deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Stonebridge Capital Advisors, LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an investment advisory agreement with the Trust on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for this service and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of the average daily net assets. For the year ended September 30, 2015, the Adviser earned management fees of $350,689.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) at least until January 31, 2016, so that the total annual operating expenses of the Fund do not exceed 1.90% and 1.65% of the average daily net assets for its Class A and Class I shares, respectively. Contractual waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three fiscal years of when the amounts were waived. During the year ended September 30, 2015, the Adviser waived fees of $119,761.

As of September 30, 2015, the following amounts are subject to recapture by the Advisor by September 30 of the following years:

2017	2018	Total
$153,469	$119,761	$273,230

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Trust, with respect to the Fund, has adopted the Trusts’ Master Distribution and Shareholder Servicing Plan for the Fund’s Class A shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. The Plan provides a monthly service and/or distribution fee that will be calculated by the Fund at an annual rate of 0.25% of the average daily net assets of Class A shares. For the year ended September 30, 2015, pursuant to the Plan, the Fund paid $9,827. No such fees are payable with respect to Class I shares.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A shares. For the year ended September 30, 2015, the Distributor received $4,917 in underwriting commissions for sales of Class A shares, of which $761 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended September 30, 2015, amounted to $62,184,871 and $56,217,016, respectively.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 90 days. The redemption fee is paid directly to the Fund from which the redemption is made. The Fund received $66 and $381 in redemption fees for Class A and Class I, respectively, for the year ended September 30, 2015, and the Fund received $7 and $44 for Class A and Class I, respectively, for the year ended September 30, 2014.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2015 and September 30, 2014 were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2015	September 30, 2014
Ordinary Income	$2,662,322	$174,346
Long-Term Capital Gain	1,528	—
	$2,663,850	$174,346

As of September 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$1,145,195	$—	$—	$—	$(120)	$(4,663,131)	$(3,518,056)

The difference between book basis and tax basis accumulated net realized gain and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for real estate investment trusts. In addition, the amount listed under other book/tax differences is primarily attributable to the tax deferral of losses on straddles.

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions and tax adjustments for real estate investment trusts and C-Corporation return of capital distributions, resulted in reclassification for the year ended September 30, 2015 as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income (Loss)	Gains (Loss)
$1,294	$(1,294)

7.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2015, Charles Schwab & Co, Inc. and Constellation Trust, accounts holding shares for the benefit of others in nominee name, held approximately 70% and 29%, respectively, of the voting securities of the Fund’s Class A shares. As of September 30, 2015, Charles Schwab & Co, Inc., an account holding shares for the benefit of others in nominee name, held approximately 59% of the voting securities of the Fund’s Class I shares. The Fund has no knowledge as to whether any beneficial owner included in these nominee accounts holds more than 25% of the voting shares of either class.

9.	SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust III
and the Shareholders of The Covered Bridge Fund

We have audited the accompanying statement of assets and liabilities of The Covered Bridge Fund, a series of shares of beneficial interest in the Northern Lights Fund Trust III (The Fund), including the portfolio of investments, as of September 30, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the year October 1, 2013 (commencement of operations) through September 30, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Covered Bridge Fund as of September 30, 2015, and the results of its operations for the year then ended and the changes in net assets and financial highlights for each of the years in the two year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 24, 2015

The Covered Bridge Fund
DISCLOSURE OF FUND EXPENSES (Unaudited)
September 30, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution and/or shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning April 1, 2015 through September 30, 2015.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period
	(4/1/15)	(9/30/15)	(4/1/15 to 9/30/15)*
Actual
Class A	$1,000.00	$933.70	$9.21
Class I	$1,000.00	$936.00	$8.01
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,015.54	$9.60
Class I	$1,000.00	$1,016.80	$8.34

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratios of 1.90% and 1.65% for Class A and Class I, respectively, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

Renewal of Advisory Agreement – The Covered Bridge Fund (Unaudited)

In connection with a meeting held on August 26-27, 2015, the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as revised, discussed the renewal of the investment advisory agreements (the “Advisory Agreement”) between Stonebridge Capital Advisors, LLC (“SCA”) and the Trust, with respect to The Covered Bridge Fund (“Covered Bridge” or the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to Covered Bridge and the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Trustees conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Board noted that SCA was established in 1997 and provides personalized investment management services for a client base of high net worth individuals, retirement plans, endowments, foundations and small to mid-sized institutions. The Board noted the significant financial and client service experience of most of SCA’s investment personnel. The Board observed that SCA utilizes an investment process that consists of robust on-going research using fundamental data and qualitative factors, and applies various option strategies to hedge the Fund’s risk. The Board recognized SCA’s investment process includes built in risk mitigation strategies appropriate for the strategy. The Board expressed satisfaction with SCA’s focus on compliance, noting that it recently installed a new trading system with programmable rules to check trades, and did not report having any litigation or compliance issues over the past two years. The Board recognized that the Fund’s strategy was complex and requires significant amount of work to implement and expressed its satisfaction with SCA’s service provided to the Fund thus far and its belief that it will continue to provide high quality service in the future.

Performance. The Board reviewed the performance of Covered Bridge since inception and noted that it outperformed its peer group and slightly outperformed the Alternative Long/Short Equity Morningstar category, but underperformed its benchmarks, S&P 500 and CBOE S&P 500 Buy/Write Index and the Large Cap Value Morningstar category. The Trustees also observed that over the last year, the Fund underperformed each benchmark and Morningstar category, and had returns generally in line with its peer group. The Board agreed these results were not unexpected as compared to the benchmarks, as the Fund’s risk option overlay protects the Fund while giving up some upside to the market. Further, the Board noted that the one year underperformance was due to investments in energy companies which recently suffered from a sharply declining oil market and observed SCA’s belief that the sector would see a recovery in valuations. The Board agreed that overall, the Fund has performed in line with expectations and that SCA has the ability to provide satisfactory results in the future.

Fees & Expenses. The Board noted that the 1.25% advisory fee charged by SCA to the Fund and the Fund’s Class A annual expense ratio of 1.91% were both higher than the average of its peer group and the Large Cap Value Morningstar category averages, but were both in line with the Alternative Long/Short Equity Morningstar category average. The Trustees observed that SCA had waived a significant portion of its fee during the prior year, as its net fee after the waiver was 0.46% of the Fund’s daily net assets. With this context, the Trustees concluded that SCA’s advisory fee did not appear unreasonable.

Economies of Scale. The Board discussed the size of the Fund and its prospect for growth, concluding that it had not yet achieved meaningful economies justifying breakpoints. However, a representative of SCA agreed that, as Covered Bridge grows and SCA achieves economies of scale, the firm would be willing to discuss the implementation of breakpoints at that time. The Board agreed to monitor and address the issue at the appropriate time.

Profitability. The Trustees reviewed the profitability analysis in connection with the operation of the Fund provided by SCA. They noted SCA has realized a relatively minor profit over the past year, both in terms of percentage of revenue and actual dollars. After discussion, the Trustees concluded the level of profit realized by SCA in connection with its relationship with the Fund was not excessive.

Conclusion. Having requested and received such information from SCA as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement and as assisted by the advice of independent counsel, the Board concluded that the advisory fee structure was reasonable and that renewal of the Advisory Agreement was in the best interests of the Trust and the shareholders of Covered Bridge.

The Covered Bridge Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2015

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2008).	34	Wasatch Funds Trust, (since 1986); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (since December 2007 to February 2014); Lifetime Achievement Fund, Inc. (February 2012 to April 2012).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since 2007).	34	None
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	155	Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Lifetime Achievement Fund, Inc. (February 2012 to April 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012- 2015); Former member of the AICPA Auditing Standards Board, AICPA ( 2008- 2011).	155	Alternative Strategies Fund (since June 2010); Lifetime Achievement Fund, Inc. (February 2007 to April 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Retired (since 2014); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (1976- 2014).	34	PS Technology, Inc. (2010-2013).

*	The address of each Trustee and officer is c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, Nebraska 68130

**	The “Fund Complex” includes the following registered management investment companies in addition to the Trust: Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust IV and Northern Lights Variable Trust.

9/30/15-NLFT III-V3

The Covered Bridge Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2015

Officers of the Trust

Name, Address Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	President	May 2015, indefinite	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).
Brian Curley 80 Arkay Drive Hauppauge, NY 11788 1970	Treasurer	February 2013, indefinite	Vice President, Gemini Fund Services, LLC (2015 to present), Assistant Vice President, Gemini Fund Services, LLC (April 2012 to December 2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008 – 2012).
Eric Kane 80 Arkay Drive Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite	Assistant Vice President, Gemini Fund Services, LLC (2014 to present), Staff Attorney, Gemini Fund Services, LLC (March, 2013 to July 2014), Law Clerk, Gemini Fund Services, LLC (October, 2009 to March, 2013), Legal Intern, NASDAQ OMX (January 2011 to September 2011).
William Kimme 17605 Wright Street Omaha, NE 68130 1962	Chief Compliance Officer	February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (August, 2009-September 2011).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-339-4230.

9/30/15-NLFT III-V3

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡         Social Security number and income

¡         assets, account transfers and transaction history

¡         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes – to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes – information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

¡        open an account or give us contact information

¡        provide account information or give us your income information

¡        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡        sharing for affiliates’ everyday business purposes—information about your creditworthiness

¡        affiliates from using your information to market to you

¡        sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-525-2151 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-525-2151.

INVESTMENT ADVISER
Stonebridge Capital Advisors, LLC
2550 University Avenue West, Suite 180 South
Saint Paul, Minnesota 55114

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2015 – $13,000

2014 – $13,000

(b)	Audit-Related Fees
2015 – None
2014 – None

(c)	Tax Fees

2015 – $2,000

2014 – $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015 - None

2014 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2015	2014
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - $2,000
2014 - $2,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ James P. Ash

James P. Ash, President/Principal Executive Officer

Date 12/7/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ James P. Ash

James P. Ash, President/Principal Executive Officer

Date 12/7/15

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Treasurer/Principal Financial Officer

Date 12/7/15